REORGANIZATION


                          AND STOCK EXCHANGE AGREEMENT


                                      AMONG


                      THE RATTLESNAKE HOLDING COMPANY, INC.


                                       AND


                        OTTOMANELLI BROTHERS WEST, LTD.,
                      OTTOMANELLI'S CAFE FRANCHISING CORP.,
                         34TH ST. CAFE ASSOCIATES INC.,
                             GARDEN STATE CAFE CORP.




                             AND THEIR SHAREHOLDERS




                                 August 21, 1997

                                TABLE OF CONTENTS


                                                                                                             Page

1.   Definitions................................................................................................1
2.   Purchase and Sale of Ottomanelli Corporations Shares.......................................................6
     (a) Basic Transaction......................................................................................6
     (b) Stock Exchange.........................................................................................6
     (c) The Closing............................................................................................6
3.   Representations and Warranties Concerning the Transaction..................................................7
     (a) Representations and Warranties of the Shareholders.....................................................7
     (b) Representations and Warranties of RHC..................................................................8
4.   Representations and Warranties Concerning the Ottomanelli Corporations....................................10
     (a) Organization, Qualification, and Corporate Power......................................................11
     (b) Capitalization........................................................................................11
     (c) Noncontravention......................................................................................11
     (d) Brokers' Fees.........................................................................................12
     (e) Title to Assets.......................................................................................12
     (f) Subsidiaries..........................................................................................12
     (g) Financial Statements..................................................................................12
     (h) Events Subsequent to Most Recent Fiscal Year End......................................................13
     (i) Undisclosed Liabilities...............................................................................15
     (j) Legal Compliance......................................................................................15
     (k) Tax Matters...........................................................................................15
     (l) Real Property.........................................................................................17
     (m) Intellectual Property.................................................................................17
     (n) Tangible Assets.......................................................................................18
     (o) Inventory.............................................................................................18
     (p) Contracts.............................................................................................18
     (q) Notes and Accounts Receivable.........................................................................19
     (r) Powers of Attorney....................................................................................20
     (s) Insurance.............................................................................................20
     (t) Litigation............................................................................................20
     (u) Employees.............................................................................................20
     (v) Employee Benefits.....................................................................................21
     (w) Guaranties............................................................................................21
     (x) Environment, Health, and Safety.......................................................................21
     (y) Certain Business Relationships between the
         Shareholders and with the Ottomanelli Corporations....................................................22
     (z) Disclosure............................................................................................22


5.   Pre-Closing Covenants.....................................................................................22
     (a) General...............................................................................................22
     (b) Notices and Consents..................................................................................22
     (c) Operation of Business.................................................................................22
     (d) Preservation of Business..............................................................................23
     (e) Full Access...........................................................................................23
     (f) Notice of Developments................................................................................23
6.   Post-Closing Covenants....................................................................................23
     (a) General...............................................................................................23
     (b) Litigation Support....................................................................................24
     (c) Transition............................................................................................24
     (d) Confidentiality.......................................................................................24
     (e) Covenant Not to Compete...............................................................................25
     (f) Management of RHC and Subsidiaries....................................................................26
7.   Conditions to Obligation to Close.........................................................................26
     (a) Conditions to Obligation of RHC.......................................................................26
     (b) Conditions to Obligation of the Shareholders..........................................................28
8.   Remedies for Breaches of This Agreement...................................................................29
     (a) Survival of Representations ad Warranties.............................................................29
     (b) Indemnification Provisions for Benefit of the Buyer...................................................29
     (c) Indemnification Provisions for Benefit of the Shareholders............................................30
     (d) Matters Involving Third Parties.......................................................................31
     (e) Determination of Adverse Consequences.................................................................32
     (f) Other Indemnification Provisions......................................................................32
9.   Termination...............................................................................................33
     (a) Termination of Agreement..............................................................................33
     (b) Effect of Termination.................................................................................34
10.  Post-Closing Financing; Security Interest.................................................................34
11.  Miscellaneous.............................................................................................34
     (a) Nature of Certain Obligations.........................................................................34
     (b) Press Releases and Public Announcements...............................................................34
     (c) No Third-Party Beneficiaries..........................................................................35
     (d) Entire Agreement......................................................................................35
     (e) Succession and Assignment.............................................................................35
     (f) Counterparts..........................................................................................35
     (g) Headings..............................................................................................35
     (h) Notices...............................................................................................35
     (i) Governing Law.........................................................................................36
     (j) Amendments and Waivers................................................................................36
     (k) Severability..........................................................................................36
     (l) Expenses..............................................................................................36
     (m) Construction..........................................................................................37
     (n) Incorporation of Exhibits, Annexes, and Schedules.....................................................37
     (o) Specific Performance..................................................................................37
     (p) Submission to Jurisdiction............................................................................37

     Exhibit A = Form of Opinion of Counsel to Shareholders and Ottomanelli Corporations

     Exhibit B = Form of Opinion of Counsel to RHC

     Exhibit C = Form of Registration Rights Agreement

     Exhibit D = Form of RHC Warrant

     Exhibit E = Form of Nicolo Ottomanelli Employment Agreement

     Exhibit F = Form of Joseph Ottomanelli Employment Agreement

     Exhibit G = Form of Trademark License Agreement

     Exhibit H =  preferred  Stock  Restructuring  Terms  Disclosure  Schedule =
Exceptions  to  Representations   and  Warranties   Concerning  the  Ottomanelli
Corporations

                   REORGANIZATION AND STOCK EXCHANGE AGREEMENT

     Agreement entered into on August 21, 1997, by and among The Rattlesnake Holding Company, Inc., a Delaware corporation ("RHC") and Nicolo Ottomanelli and Joseph Ottomanelli (collectively the "Shareholders") and Ottomanelli Brothers West, Ltd., Ottomanelli's Cafe Franchising Corp., 34th Street Cafe Associates, Inc., and Garden State Cafe Corp. (together, the "Ottomanelli Corporations"). RHC, the Ottomanelli Corporations and the Shareholders are referred to collectively herein as the "Parties."

     WHEREAS, the Shareholders in the aggregate own all of the outstanding capital stock of each of the Ottomanelli Corporations.

     WHEREAS,  the Parties desire to consummate a tax free reorganization  under
Section 368 of the Internal Revenue Code in which RHC will acquire from the Shareholders, and the Shareholders will deliver to RHC, all of the outstanding capital stock of the Ottomanelli Corporations in exchange for the RHC Shares and RHC Warrants (as defined herein).

     WHEREAS, it is the intention of the Parties that the reorganization qualify as a tax free exchange in accordance with Section 368 of the Internal Revenue Code.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1. Definitions.

     "Accredited Investor" has the meaning set forth in Regulation D promulgated under the Securities Act.

     "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "Affiliate" has the meaning set forth in Rule 12-2 of the regulations promulgated under the Securities Exchange Act.

     "Affiliated Group" means any affiliated group within the meaning of Code Sec. 1504.

     "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that substantially forms, or is likely, substantially to form the basis for any specified consequence.

     "Closing" has the meaning set forth in ss.2(c) below.

     "Closing Date" has the meaning set forth in Section 2 (c) below.

     "Commonwealth Fairness Opinion" means the investment banking fairness opinion in customary form to be delivered by Commonwealth Associates LP which opinion shall deem the terms of the transaction contemplated herein as fair to RHC.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Confidential Information" means any information concerning the businesses and affairs of the Ottomanelli Corporations or RHC, as the case may be, that is not already available to the public.

     "Controlled Group of Corporations" has the meaning set forth in Code Sec. 1563.

     "Deferred Intercompany Transaction" has the meaning set forth in Treas. Reg. Section 1.1502-13.

     "Disclosure Schedule" has the meaning set forth in Section 4 below.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

     "Employee  Pension  Benefit  Plan" has the  meaning set forth in ERISA Sec.
3(2).

     "Employee  Welfare  Benefit  Plan" has the  meaning set forth in ERISA Sec.
3(1).

     "Employment Agreements" means the employment agreements between Nicolo Ottomanelli and Joseph Ottomanelli, respectively, and RHC, substantially in the form of Exhibit E and F, respectively annexed hereto.

     "Environmental, Health, and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or toxic wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or toxic wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Excess Loss Account" has the meaning set forth in Treas. Reg. Section 1.1502-19.

     "Extremely Hazardous Substance" has the meaning set forth in Sec. 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

     "Fiduciary" has the meaning set forth in ERISA Sec. 3(21).

     "Financial Statement" has the meaning set forth in Section 4(g) below.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Indemnified Party" has the meaning set forth in Section 8(d) below.

     "Indemnifying Party" has the meaning set forth in Section 8(d) below.

     "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations- in-part, revisions, extensions, and reexaminations thereof, in which the person organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     (next page missing)

     "Prohibited Transaction" has the meaning set forth in ERISA Sec. 406 and Code Sec. 4975.

     "RHC Common Stock" means the Common Stock, par value $.00l per share of RHC.

     "RHC   Shares"   means  the  RHC  Common  Stock  to  be  delivered  to  the
Shareholders.

     "Registration Rights Agreement" means the agreement substantially in the form of Exhibit C annexed hereto whereby RHC grants to the Shareholders certain registration rights for certain shares of RHC Common Stock for sale under the Securities Act.

     "Reportable Event" has the meaning set forth in ERISA Sec. 4043.

     "RHC Warrant" means the common stock purchase Warrants to be delivered to the Shareholders and substantially in the form of Exhibit D annexed hereto.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1,934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and
(d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Shareholder" has the meaning set forth in the preface above.

     "Subsidiary" means any corporation with respect to which a specified Person (or a subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Ottomanelli Corporations Capital Stock" means all shares of capital stock of the Ottomanelli Corporations.

     "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Third Party Claim" has the meaning set forth in Section 8(d) below.

     "Trademark License Agreement" mean the license agreement to be entered into between Ottomanelli Brothers West Ltd. and RHC whereby RHC grants an exclusive, perpetual license to Ottomanelli Brothers Ltd. for use of the registered tradename "Ottomanelli's Cafe."

     2. Exchange of Ottomanelli Corporations Capital Stock for RHC Shares and RHC Warrants.

     (a) Basic Transaction. On and subject to the terms and conditions of this Agreement, the Shareholders shall exchange all of the Ottomanelli Corporations Capital Stock for the RHC Shares and RHC Warrants.

     (b) In exchange for all of the Ottomanelli Corporations Capital Stock RHC agrees to deliver to the Shareholders at the Closing (i) such number of shares of RHC Common Stock as shall equal 37.5% of the issued and outstanding shares of RHC Common Stock (including shares of RHC Common Stock issuable in connection with issued and outstanding convertible securities of RHC other than RHC Common Stock purchase warrants and options) as of a date which is three (3) business days prior to the Closing and (ii) RHC Common Stock purchase Warrants to purchase an amount of RHC Common Stock as shall equal up to 37.5% of the RHC Common Stock underlying all issued and outstanding warrants of RHC as of the date which is three days prior to the Closing (the RHC Shares and RHC Warrants sometimes hereinafter referred to as the "Stock Exchange Consideration"). The Stock Exchange Consideration shall be allocated among the Shareholders in proportion to their respective holdings of Ottomanelli Corporations Capitol Stock as set forth in Section 4(b) of the Disclosure Schedule or as the Shareholders shall otherwise advise RHC in writing. RHC covenants and agrees not to issue any shares of RHC Common Stock or any securities convertible into RHC Common Stock during the period commencing three days prior to the Closing.

     (c) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Goldstein & DiGioia LLP at 369 Lexington Avenue, New York, New York commencing at 9:00 a.m. local time on such date as RHC and the Shareholders may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no later than October 30, 1997.

     3. Representations and Warranties Concerning the Transaction.

     (a) Representations and Warranties of the Shareholders. Each of the Shareholders represents and warrants to RHC that the statements contained in this Section 3 (a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(a)) with respect to himself, except as set forth in the Disclosure Schedule.

     (i) Authorization of Transaction. The Shareholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms and conditions. The Shareholder need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     (ii) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Shareholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument, or other arrangement to which the Shareholder is a party or by which he or it is bound or to which any of his or its material assets is subject.

     (iii) Brokers' Fees. The Shareholder has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which RHC could become liable or obligated.

     (iv) Investment. The Shareholder: (A) understands that neither the RHC Shares nor RHC Warrants have been, nor will be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (B) agrees that he is acquiring the RHC Shares and RHC Warrants solely for his own account for investment purposes, and not with a view to the distribution thereof; (C) is a sophisticated investor with knowledge and experience in business and financial matters; (D) has received certain information concerning RHC including, without limitation, RHC's Report on Form 10KSB for the fiscal year ended June 30, 1996 and Reports on Form 10QSB for the fiscal quarters ended September 30, 1996, December 31, 1996 and March 31, 1997, and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent owning and holding the RHC Shares and RHC Warrants; and is able to bear the economic risk and lack of liquidity inherent in holding the RHC Shares and RHC Warrants.

     (vi) Ottomanelli Corporations Capital Stock. The --Shareholder holds of record and owns beneficially the number and types of Ottomanelli Corporations Capital Stock set forth next to his name on Section 4(b) of the Disclosure Schedule annexed hereto free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Shareholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Shareholder to sell, transfer, or otherwise dispose of any capital stock of the Ottomanelli Corporations (other than this Agreement). The Shareholder is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Ottomanelli Corporations.

     (b) Representations and Warranties of RHC. RHC represents and warrants to the Shareholders that the statements contained in this Section 3 (b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3 (b))

     (i) organization of RHC. RHC is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     (ii) Authorization of Transaction. RHC has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder, except for RHC Board of Directors approval to be obtained within five days of the date hereof. This Agreement constitutes the valid and legally binding obligation of RHC, enforceable in accordance with its terms and conditions. RHC need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

     (iii) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which RHC is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which RHC is a party or by which it is bound or to which any of its assets is subject.

     (iv) Brokers' Fees. RHC has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Shareholder could become liable or obligated or for which RHC could become liable or obligated.

     (v) Investment. RHC is not acquiring the Ottomanelli Corporation's Capital Stock with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

     (vi) Accuracy of SEC Reports. RHC has filed all reports ("Exchange Act Reports") required to be filed by it with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"). All of such Exchange Act Reports have been prepared and contain such information as may be required under the Exchange Act. None of the Exchange Act Reports contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

     (vii) Capitalization. Exhibit 3 (b) (vii) annexed hereto sets forth the capitalization of RHC and the outstanding debt (excluding trade debt) of RHC as of the date of this Agreement. Exhibit 3(b) (vii) states (i) the amount of authorized capital stock of RHC (ii) the number [proceed to next page] issued and outstanding shares of Common Stock and preferred stock of RHC (iii) the number of issued and outstanding options and warrants and (iv) a description of the terms and principal amount of all outstanding debt securities of RHC.

     (viii) Litigation. There is no action, suit, proceedings, litigation or governmental proceeding pending or to the knowledge of RHC threatened against RHC or involving the properties or business of RHC.

     (ix) Other than as set forth on Schedule 3(b) (ix) annexed hereto, RHC and its subsidiaries are not in breach of any lease or other material agreement with respect to any of their respective restaurant locations. To the knowledge of RHC and its subsidiaries, each restaurant property is in substantial compliance with all environmental, health and safety laws.

     (x) RHC has delivered to the Shareholders all correspondence received by RHC from the Nasdaq Stock Market Inc. ("NASDAQ") and all correspondence sent by RHC to NASDAQ regarding the continued listing of RHC's Common Stock on the -NASDAQ SmallCap Market.

     (xi) The RHC Shares and RHC Warrants will be, when delivered at the Closing to the Shareholders, validly issued fully paid and non-assessable, and will not be subject to any lien, security interest or encumbrance of any kind whatsoever. Assuming due payment therefor in accordance with the RHC Warrants, the Shares of RHC Common Stock issuable upon exercise of the RHC Warrants will be validly issued fully paid and non-assessable, and will not be subject to any lien, security interest or encumbrance of any kind whatsoever.

     (xii) Exhibit 3 (b) (xii) annexed hereto sets forth the unaudited cost of operations data of RHC for the months of June and July, 1997.

     4. Representations and Warranties Concerning the Ottomanelli Corporations. The Shareholders represent and warrant to RHC that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the disclosure schedule delivered by the Shareholders to RHC on the date hereof and initialed by the Parties (the "Disclosure Schedule") . Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

     (a) Organization, Qualification, and Corporate Power. Each of the Ottomanelli Corporations is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of the Ottomanelli Corporations is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of the Ottomanelli Corporations has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Section 4(a) of the Disclosure Schedule lists the directors and officers of each of the Ottomanelli Corporations. Prior to the Closing, the Shareholders have delivered to RHC correct and complete copies of the charter and bylaws of each of the Ottomanelli Corporations (as amended to date). The stock (certificate books and the stock record books of each of the Ottomanelli Corporations are correct and complete and the minute books accurately reflect all formal actions of the directors and/or shareholders of each of the Ottomanelli Corporations since the date of its respective incorporation. None of the Ottomanelli Corporations is in material default under or in violation of any provision of its charter or bylaws.

     (b) Capitalization. The entire authorized, issued and outstanding capital stock of each of the Ottomanelli Corporations is set forth on Section 4(b) of the Disclosure Schedule. All of the issued and outstanding Ottomanelli Corporations Capital Stock have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the respective Shareholders as set forth in Section 4(b) of the Disclosure Schedule. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require any of the Ottomanelli Corporations to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to any of the Ottomanelli
Corporations. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the any of the Ottomanelli Corporations.

     (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the Ottomanelli Corporations is subject or any provision of the charter or bylaws of any of the Ottomanelli Corporations or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the Ottomanelli Corporations is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its respective assets) . None of the Ottomanelli Corporations needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (d) Brokers' Fees. None of the Ottomanelli Corporations has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (e) Title to Assets. The Ottomanelli Corporations have good and marketable title to, or a valid leasehold interest in, or a valid license to use the properties and assets used by them, located on their premises, or acquired after the date thereof, free and clear of all Security Interests, except as provided in the license agreements and except for properties and assets disposed of in the Ordinary Course of Business.

     (f) Subsidiaries. None of the Ottomanelli Corporations owns any capital stock of any other corporation, partnership or other entity.

     (g) Financial Statements. At least 10 days prior to Closing, the Shareholders shall cause the Ottomanelli Corporation to deliver to RHC the following financial statements (collectively the "Financial Statements"). (i) audited consolidated and unaudited consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended December 31, 1995, December 31, 1996) ("Most Recent Fiscal Year End") and (ii) unaudited consolidated and consolidating balance sheets and statements of income, changes in stockholders equity, cash flow as of and for the 6 months ended June 30( 1997 for each of the Ottomanelli Corporations. The Financial Statements (including the notes thereto) shall have been prepared in accordance with GAAP applied on a consistent basis throughout the periods being covered thereby, present fairly the financial condition of the Ottomanelli Corporations as of such dates and the results of operations of the Ottomanelli Corporations for such periods, and shall be consistent with the books and records of the Ottomanelli Corporations (which books and records are correct and complete in all material respects.

     (h) Events Subsequent to June 30, 1997. Since June 30, 1997, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of any of the Ottomanelli Corporations. Without limiting the generality of the foregoing, since that date:

     (i) none of the Ottomanelli Corporations has sold, leased, transferred, or assigned any of its assets, tangible or other than in the Ordinary Course of Business;

     (ii) none of the Ottomanelli Corporations has entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) outside the Ordinary Course of Business;

     (iii) no party (including any of the Ottomanelli Corporations) has accelerated, terminated, modified, or canceled any material agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) the Ottomanelli Corporations is a party or by which any of them is bound;

     (iv) none of the Ottomanelli Corporations has imposed any Security Interest upon any of its assets, tangible or intangible;

     (v) except as disclosed to RHC none of the Ottomanelli Corporations has made any capital expenditure (or series of 4 related capital expenditures) either involving more than $25,000;

     (vi) none of the Ottomanelli Corporations has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $10,000;

     (vii) none of the Ottomanelli Corporations and its Subsidiaries has issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $50,000 in the aggregate;

     (viii) none of the Ottomanelli Corporations has delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

     (ix) none of the Ottomanelli Corporations has cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) outside of the Ordinary Course of Business;

     (x) none of the Ottomanelli Corporations has granted any license or sublicense of any rights under or with respect to any Intellectual Property belonging to it;

     (xi) there has been no change made or authorized in the charter or bylaws of any of the Ottomanelli Corporations;

     (xii) none of the Ottomanelli Corporations has issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

     (xiii) none of the Ottomanelli Corporations has declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

     (xiv) none of the Ottomanelli Corporations has experienced any damage, destruction, or loss (whether or not covered by insurance) to its property which has had or will have, a material adverse affect upon the business or operations of the Ottomanelli Corporations;

     (xv) none of the Ottomanelli Corporations has made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

     (xvi) none of the Ottomanelli Corporations has entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement outside the ordinary Course of Business;

     (xvii) none of the Ottomanelli Corporations has granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

     (xviii) none of the Ottomanelli Corporations has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

     (xix) none of the Ottomanelli Corporations has made or pledged to make any charitable or other capital contribution;

     (xx) there has not been any other material adverse occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving any of the Ottomanelli Corporations.

     (i) Undisclosed Liabilities. None of the Ottomanelli Corporations has any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (i) Liabilities in the Financial Statements (or in any notes thereto) and (ii) Liabilities which have arisen after the Financial Statements in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law which would result in damages to or liability of the Ottomanelli Corporation in excess of $50,000).

     (j) Legal Compliance. Each of the Ottomanelli Corporations, and their respective predecessors has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply except where the failure to so comply would not have a material adverse affect upon the business or operations of Ottomanelli Corporations taken as a whole.

     (k) Tax Matters.

     (i) The Ottomanelli Corporations are S Corporations under the Code. Each of the Ottomanelli Corporations has filed all Tax Returns that it was required to file. All. such Tax Returns were correct and complete in all respects, except where amendments to such returns have been made or will be made to conform to the Financial Statements, copies of which amendments have been or will be delivered to RHC prior to Closing. All Taxes owed by any of the Ottomanelli Corporations (whether or not shown on any Tax Return) have been paid. None of the Ottomanelli Corporations currently is the beneficiary of any extension of time within which to file any Tax Return. No claim is pending by an authority in a jurisdiction where any of the Ottomanelli Corporations does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of the Ottomanelli
Corporations that arose in connection with any failure (or alleged failure) to pay any Tax.

     (ii) Each of the Ottomanelli Corporations has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

     (iii) No Shareholder or director or officer of any of the Ottomanelli Corporations has any actual acknowledgment of a basis on which any authority will assess any additional Taxes for any period for which Tax Returns have been filed, except for matters related to the Financial Statements. There is no dispute or claim concerning any Tax Liability of any of the Ottomanelli Corporations either (A) claimed or raised by any authority in writing or (B) as to which any of the Shareholders and the directors and officers (and employees responsible for Tax matters) of the Ottomanelli Corporations has Knowledge based upon personal contact with any agent of such authority. Section 4(k) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to any of the Ottomanelli Corporations for taxable periods ended on or after December 31 1994, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Shareholders have delivered to RHC correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Ottomanelli Corporations since December 31, 1994.

     (iv) None of the Ottomanelli Corporations has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (v) None of the Ottomanelli Corporations has filed a consent under Code Sec. 341(f) concerning collapsible corporations. None of the Ottomanelli Corporations has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Sec. 280G. None of the Ottomanelli Corporations has been a United States real property holding corporation within the meaning of Code Sec. 897(c) (2) during the applicable period specified in Code Sec. 897(c) (1) (A) (ii). Each of the Ottomanelli Corporations has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Sec. 6662. None of the Ottomanelli Corporations is a party to any Tax allocation or sharing agreement. None of the Ottomanelli Corporations (A) has been a member of an Affiliated Group filing a consolidated federal income Tax Return or (B) has any Liability for the Taxes of any Person (other than any of the Ottomanelli Corporations) under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local, or foreign law) , as a transferee successor, by contract, or otherwise.

     (1) Real Property. The Ottomanelli Corporations do not own, or lease, any real property.

     (m) Intellectual Property.

     (i) The Ottomanelli Corporations own or have the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the businesses of the Ottomanelli Corporations as presently conducted. Each item of Intellectual Property owned or used by any of the Ottomanelli Corporations immediately prior to the Closing hereunder will be owned or available for use by the respective Ottomanelli Corporations on identical terms and conditions immediately subsequent to the Closing hereunder. Each of the Ottomanelli Corporations has taken all necessary action to maintain and protect each item of Intellectual Property that it owns.

     (ii)  To  the  knowledge  of the  Shareholders,  none  of  the  Ottomanelli
Corporations has interfered with, infringed upon, misappropriated, any Intellectual Property rights of third parties, and none of the Shareholders has within the last three (3) years received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any 4 claim that any of the Ottomanelli Corporations must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of the Shareholders and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Ottomanelli Corporations, no third party has interfered with, infringed upon, misappropriated any Intellectual Property rights of any of the Ottomanelli Corporations.

     (iii) Section 4(m) (iii) of the Disclosure Schedule identifies each trade name or unregistered trademark used by any of the Ottomanelli Corporations in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in Section 4(m) (iii) of the Disclosure
Schedule:

     (A) the Ottomanelli Corporations possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction, except as disclosed in Section 4 (m) of the Disclosure Schedule;

     (B) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

     (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of any of the Shareholders is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

     (D) none of the Ottomanelli Corporations has agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item which agreement is now in effect.

     (iv) To the Knowledge of any of the Shareholders the use of the Intellectual Property by the Ottomanelli Corporations will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continue operation of its business as presently conducted.

     (n) Tangible Assets. The Ottomanelli Corporations are authorized to use all buildings, machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted and as presently proposed to be conducted, subject to the terms of the Macy's license agreements. Each such tangible asset has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) , and is suitable for the purposes for which it presently is used.

     (o) Inventory. The inventory of the Ottomanelli Corporations consists of raw materials and supplies utilized in the restaurant and related businesses of the Ottomanelli Corporations. All of such inventory is fit for the purpose for which it was procured except for normal spoilage and waste.

     (p) Contracts. Section 4(p) of the Disclosure Schedule lists the following contracts and other agreements to which any of the Ottomanelli Corporations is a party:

     (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of 10,000 per annum;

     (ii) any agreement concerning a partnership or joint venture;

     (iii) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $50,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

     (v) any agreement concerning confidentiality or noncompetition;

     (vi) any agreement with any of the Shareholders and their Affiliates (other than the Ottomanelli Corporations)

     (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

     (viii) any collective bargaining agreement;

     (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $25,000 or providing severance benefits;

     (x) any agreement under which it has advanced or loaned -any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

     The Shareholders have delivered to RHC a correct and complete copy of each written agreement listed in Section 4 (p) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 4(p) of the Disclosure Schedule. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect in accordance with its terms, subject to bankruptcy, insolvency, moratorium or similar rights and remedies of creditors generally and general principles of equity; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby subject to; (C) to the Shareholders knowledge no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or material default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any material provision of the agreement.

     (q) Notes and Accounts Receivable. All notes and accounts receivable of the Ottomanelli Corporations are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to a reserve for bad debts set forth in the Financial Statements.

     (r) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of any of the Ottomanelli Corporations.

     (s) Insurance. Section 4(s) of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which any of the Ottomanelli Corporations has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past five (5) years:

     (i) the name, address, and telephone number of the agent;

     (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

     (iii) the policy number and the period of coverage;

     (iv) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) -and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

     (v)  a  description  of  any  retroactive   premium  adjustments  or  other
loss-sharing arrangements.

     With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby.

     (t) Litigation. Section 4(t) of the Disclosure Schedule sets forth each instance in which any of the Ottomanelli Corporations (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or (ii) is a party or, to the Knowledge of any of the Shareholders is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

     (u) Employees. To the Knowledge of any of the Shareholders of the Ottomanelli Corporations, no executive, key employee, or group of employees has any plans to terminate employment with any of the Ottomanelli Corporations. None of the Ottomanelli Corporations is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes except for grievances or claims in the Ordinary Course of Business. None of the Ottomanelli Corporations has committed any unfair labor practice. None of the Shareholders has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of any of the Ottomanelli Corporations.

     (v) Employee Benefits.

     (i) Other than with respect to indirect contributions to the Macy's Employee Benefit Plans, none of the Ottomanelli Corporations maintains or contributes to, an Employee Benefit Plan.

     (ii) None of the Ottomanelli Corporations maintains or ever has maintained or contributes, ever has contributed, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Sec. 498(B).

     (w) Guaranties. None of the Ottomanelli Corporations is a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person.

     (x) Environment, Health, and Safety.

     (i) Each of the Ottomanelli Corporations, has complied in all material respects with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, each of the Ottomanelli Corporations has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

     (ii) None of the Ottomanelli Corporations has any Liability for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law, except for matters in the Ordinary Course of Business and covered by insurance.

     (y) Certain Business Relationships between the Ottomanelli Corporations and the Shareholders. None of the Shareholders has been involved in any business arrangement or relationship with any of the Ottomanelli Corporations within the past 12 months, and none of the Shareholders and their Affiliates owns any asset, tangible or intangible, which is used in the business of any of the Ottomanelli Corporations except as described in Section 4 (y) of the Disclosure Schedule.

     (z)  Disclosure.  The  representations  and  warranties  contained  in this
Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

     5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     (a) General. Each of the Parties will use his or its commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the' transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

     (b) Notices and Consents. Each of the Parties will (and the Shareholders will cause each of the Ottomanelli Corporations to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3 (a) (ii) , Section 3 (b) (ii) , and
Section 4(c) above, except as set forth in the Disclosure Schedule.

     (c) Operation of Business. (i) The Shareholders will not cause or permit any of the Ottomanelli Corporations to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Shareholders will not cause or permit any of the Ottomanelli Corporations to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock or (ii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 4(h) above.

     (ii) RHC shall not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, RHC will not: (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock or (ii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 4(h) above or (iii) close or suspend operations at any restaurant.

     (d) Preservation of Business. (i) The Shareholders will cause each of the Ottomanelli Corporations to keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

     (ii) RHC will keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

     (e) Full Access. (i) Each of the Shareholders will permit, and the Shareholders will cause each of the Ottomanelli Corporations to permit, representatives of RHC to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Ottomanelli Corporations, to all premises, properties, personnel, books, records (including. Tax records) , contracts, and documents of or pertaining to each of the Ottomanelli Corporations.

     (ii) RHC shall permit the Shareholders full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of RHC and its subsidiaries to all premises, properties, personnel, books, records (including Tax records) , contracts, and documents of or pertaining to RHC and its subsidiaries.

     (f) Notice of Developments. Each Party and the Shareholders with respect to the Ottomanelli Corporations will give prompt written notice to the others of any material adverse development causing a breach of any of his or its own representations and warranties contained herein. No disclosure by any Party pursuant to this Section 5(f), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     6. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

     (a) General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below) . The Shareholders acknowledge and agree that from and after the Closing RHC will be entitled to possession of all documents, books, records (including Tax records) agreements, and financial data of any sort relating to the Ottomanelli Corporations. RHC acknowledges and agrees that from and after the Closing the Shareholders will be entitled to review and make copies of all documents, books, records (including Tax records) , agreements, and financial data of any sort relating to the Ottomanelli Corporations.

     (b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any of the Ottomanelli Corporations , each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under
Section 8 below)

     (c) Transition. (i) None of the Shareholders will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of any of the Ottomanelli Corporations from maintaining the same business relationships with the Ottomanelli Corporations after the Closing as it maintained with the Ottomanelli Corporations prior to the Closing. Each of the Shareholders will refer all customer inquiries relating to the businesses of the Ottomanelli Corporations to RHC from and after the Closing. None 0(pound) the Shareholders will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of any of the Ottomanelli Corporations from maintaining the same business relationships with the Ottomanelli Corporations after the Closing as it maintained with the Ottomanelli Corporations prior to the Closing. Each of the Shareholders will refer all customer inquiries relating to the businesses of the Ottomanelli Corporations to RHC from and after the Closing.

     (d) Confidentiality. (i) Each of the Shareholders will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to RHC or destroy, at the request and option of RHC, all tangible embodiments (and all copies) of the Confidential Information which are in his or its possession. In the event that any of the Shareholders is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, that Shareholder will notify RHC promptly of the request or requirement so that RHC may seek an appropriate protective order or [proceed to next page] waive compliance with the provisions of this Section 6(d). If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Shareholders is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Shareholder may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Shareholder shall use his reasonable efforts to obtain, at the reasonable request of RHC, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as RHC shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

     (ii) RHC will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Shareholders or destroy, at the request and option of the Shareholders, all tangible embodiments (and all copies) of the Confidential Information which are in his or its possession. In the event that RHC is requested or required (by oral question or request for information or documents in a legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, RHC will notify the Shareholders promptly of the request or requirement so that the Shareholders may seek an appropriate protective order or waive compliance with the provisions of this Section 6 (d). If, in the absence of a protective order or the receipt of a waiver hereunder, RHC is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that RHC may disclose the Confidential Information to the tribunal; provided, however, that the RHC shall use its reasonable efforts to obtain, at the reasonable request of the Shareholders, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Shareholders shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

     (e) Covenant Not to Compete. For a period of five years from and after the Closing Date, (i) as long as a Shareholder is employed by RHC, such Shareholder will not engage directly or indirectly in any business that competes with the business that the Ottomanelli Corporations or RHC conducts as of the Closing Date, and (ii) if the Shareholder is not then employed by RHC, then the Shareholder shall not compete in any business which and of the Ottomanelli Corporations or RHC restaurants conducts as of the date of termination of employment within a one-half mile radius of the Ottomanelli Corporations or RHC restaurants; provided, however, that no owner of less than 1% of the outstanding stock of any publicly traded corporation shall be deemed to engage solely by reason thereof in any of its businesses. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 6(e) is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

     (f) Management of RHC and Subsidiaries. Following the Closing, and for a period of five years thereafter. The Board of Directors of RHC shall consist of not more than five persons, two of whom shall be the Shareholders or their designees, The Board of Directors of RHC shall also designate an Executive Committee comprised of not more than four persons, inclusive of the Shareholders or their designees, which shall vote by a majority of its members on all significant transactions and remain in effect for a period of at least five (5) years following the Closing.

     7. Conditions to Obligation to Close.

     (a) Conditions to Obligation of RHC. The obligation of RHC to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (i) the  representations  and  warranties  set  forth in  Section 3 (a) and
Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

     (ii) the Shareholders shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

     (iii) the Ottomanelli Corporations shall have procured all of the third party consents specified in Section 5 (b) above;

     (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of RHC to own the Ottomanelli Corporations Shares and to control the Ottomanelli Corporations , or
(D) affect materially and adversely the right of any of the Ottomanelli Corporations to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

     (v) the Shareholders shall have delivered to RHC a certificate to the effect that each of the conditions specified above in Section 7(a) (i)-(iv) is satisfied in all respects;

     (vi) the relevant parties shall have entered into the Registration Rights Agreement, and Trademark License Agreement and the Employment Agreements and the same shall be in full force and effect;

     (vii) RHC shall have received from counsel to the Shareholders are the Ottomanelli Corporations an opinion in form and substance as set forth in Exhibit A attached hereto, addressed to RHC, and dated as of the Closing Date;

     (viii) RHC shall have received the resignations, effective as of the Closing, of each director and officer of the Ottomanelli Corporations other than Nicolo Ottomanelli and Joseph Ottomanelli;

     (ix) the Ottomanelli Corporations shall have delivered the Financial Statements at least 10 days prior to Closing;

     (x) all actions to be taken by the Shareholders in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to RHC;

     (xi) RHC shall have obtained an agreement from the holders of its Series A Preferred Stock whereby the holders agree to restructure the terms of the Series A Preferred Stock substantially on the terms forth in Exhibit H annexed hereto;

     (xii) RHC shall have received the Commonwealth Fairness Opinion at least 10 days prior to Closing;

     (xiii) RHC shall have received a commitment letter in usual and customary form from Commonwealth Associates LP to effect and close a private placement offering of equity securities with gross proceeds of at least $1,500,000 on behalf of RHC within 120 days of the Closing.

     RHC may waive any condition specified in this Section 7(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of the Shareholders. The obligation of the Shareholders to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

     (i) the representations and warranties of RHC set forth in Section 3 (b) above shall be true and correct in all material respects at and as of the Closing Date;

     (ii) RHC shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

     (iii) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction [or before any arbitrator] wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

     (iv) RHC shall have delivered to the Shareholders a certificate to the effect that each of the conditions specified above in Section 7(b) (i)-(iii) is satisfied in all respects;

     (v) the relevant  parties shall have entered into the  Registration  Rights
Agreement,   Trademark  License  Agreement,  RHC  Warrants  and  the  Employment
Agreements and the same shall be in full force and effect;

     (vi) the Shareholders shall have received from counsel to RHC an opinion in form and substance as set forth in Exhibit B attached hereto, addressed to the Shareholders, and dated as of the Closing Date;

     (vii) There shall be agreements entered into by RHC with respect to RHC debt of approximately (a) $500,000 principal amount held by Mr. Botchman whereby the same shall be converted into equity and (b) $425,000 principal amount of debt with respect to the RHC Fairfield, Connecticut restaurant whereby the same shall be paid or assumed by a third party;

     (viii) RHC shall have received a commitment letter in usual and customary form from Commonwealth Associates L.P. to conduct a private placement offering of equity securities with gross proceeds of at least $1,500,000 on behalf of RHC within 120 days of the Closing, which is reasonably satisfactory to the Shareholders;

     (ix) the Bylaws of RHC shall have been amended in form satisfactory to the Shareholders to reflect the obligations set forth in Section 6(f) herein;

     (x) RHC shall have obtained an agreement from the holders of its Series A Preferred Stock whereby the holders agree to restructure the terms of the Series A Preferred Stock substantially on the terms set forth in Exhibit H;

     (xi) all actions to be taken by RHC in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Shareholders; and

     (xii) Bridge Financing of at least $150,00 reasonably satisfactory to the Shareholders shall be obtained.

     The Shareholders may waive any condition specified in this Section 7(b) if they execute a writing so stating at or prior to the Closing.

     8. Remedies for Breaches of This Agreement.

     (a) Survival of Representations and Warranties.

     All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of one year from the Closing.

     (b) Indemnification Provisions for Benefit of RHC.

     (i) In the event any of the Shareholders breaches (or in the event any third party alleges facts that, if true, would mean any of the Shareholders has breached) any of their representations, warranties, and covenants contained herein (other than the covenants in Section 2 (a) above and the representations and warranties in Section 3 (a) above), and, if there is an applicable survival period pursuant to Section 8(a) above, provided that RHC makes a written claim for indemnification against any of the Shareholders pursuant to Section 10(h) below within such survival period, then each of the Shareholders agrees to indemnify RHC from and against the entirety of any Adverse Consequences .RHC may suffer through and after the date of the claim for indemnification (including any Adverse Consequences RHC may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach) provided, however, that the Shareholders shall not have any obligation to indemnify RHC from and against any Adverse Consequences resulting from, arising out of, relating to, in the nature of, or caused by the breach (or alleged breach) of any representation or warranty of the Shareholders contained in until RHC has suffered Adverse Consequences by reason of all such breaches (or alleged breaches) in excess of a $50,000 aggregate threshold (such initial $50,000 not being subject to collection by RHC)

     (ii) In the event any of the Shareholders breaches (or in the event any third party alleges facts that, if true, would mean any of the Shareholders has breached) any of his or its covenants in Section 2 (a) above or any of his or its representations and warranties in Section 3 (a) above, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that RHC makes a written claim for indemnification against the Shareholder pursuant to Section l0(h)below within such survival period, then the Shareholder agrees to indemnify RHC from and against any Adverse Consequences RHC may suffer through and after the date of the claim for indemnification (including any Adverse Consequences RHC may suffer after the end of any applicable survival period) resulting from or, arising out of, the breach (or the alleged breach).

     (c) Indemnification Provisions for Benefit of the Shareholders. In the event RHC breaches (or in the event any third party alleges facts that, if true, would mean RHC has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that any of the Shareholders makes a written claim for indemnification against RHC pursuant to Section 10(h) below within such survival period, then RHC agrees to indemnify each of the
Shareholders  from and against the  entirety  of any  Adverse  Consequences  the
Shareholder may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Shareholder may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

     (d) Matters Involving Third Parties.

     (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

     (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will, if final indemnification liability is established, indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (C) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (D) the Indemnifying Party conducts the defense of the Third Party Claim reasonably and -in good faith.

     (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8(d) (ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

     (iv) In the event any of the conditions in Section 8 (d) (ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the reasonable costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses) , and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8. The
Indemnifying Party may participate in any proceedings at its sole cost and expense with counsel of its choosing.

     (e) Determination of Adverse Consequences. All indemnification payments under this Section 8 shall be deemed adjustments to the Purchase Price.

     (f)  Other  Indemnification   Provisions.   The  foregoing  indemnification
provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. Each of the Shareholders hereby agrees that he will not make any claim for indemnification against any of the Ottomanelli Corporations by reason of the fact that he or it was a director, officer, employee, or agent of any such entity or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by RHC against such Shareholder (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

     (g) RHC hereby agrees, notwithstanding anything to the contrary set forth herein, that the Shareholders liability for indemnification shall be limited to the value of the RHC Shares and RHC Warrants on the Closing Date. The Shareholders may use the RHC Shares and RHC Warrants to pay any indemnification liability hereunder. For purposes herein the RHC Shares and RHC Warrants shall be valued at the greater of (i) the value on the Closing Date as recorded on the financial statements of RHC, or (ii) the fair market value on the date of payment. In the event that the Shareholders have sold any RHC Shares or RHC Warrants, then the Shareholders shall deliver cash to the extent of such sale proceeds. In addition, any claim for liability shall be reduced by the amount of such claim or loss which is satisfied by the proceeds of insurance.

     9. Termination.

     (a) Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

     (i) RHC and the Shareholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

     (ii) RHC may terminate this Agreement by giving written notice to the Shareholders on or before the 15th day following the date of this Agreement if RHC is not reasonably satisfied with the results of its continuing business, legal, and accounting due diligence regarding the Ottomanelli Corporations;

     (iii) RHC may terminate this Agreement by giving written notice to the Shareholders at any time prior to the Closing (A) in the event any of the Shareholders has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, RHC has notified the Requisite Shareholders of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 30, 1997, by reason of the failure of any condition precedent under Section 7(a) hereof (unless the failure results primarily from RHC itself breaching any representation, warranty, or covenant contained in this Agreement).

     (iv) the Shareholders may terminate this Agreement by giving written notice to RHC at any time prior to the -Closing (A) in the event RHC has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, any of the Shareholders has notified RHC of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach or (B) if the Closing shall not have occurred on or before October 30, 1997, by reason of the failure of any condition precedent under
Section 7(b) hereof (unless the failure results primarily from any of the Shareholders themselves breaching any representation, warranty, or covenant contained in this Agreement).

     (v) The Shareholders may terminate this Agreement by giving written notice to RHC on or before the 15th day following the date of this Agreement if the Shareholders are not reasonably satisfied with the results of its continuing business, legal, and accounting due diligence regarding RHC.

     (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 9(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach) and except as set forth in Section 11 (1) hereof.

     10. Post-Closing Financing; Security Interest. The Parties hereby acknowledge and understand that the Shareholders have entered into this Agreement in anticipation of RHC receiving post-Closing equity financing in an amount reasonably satisfactory to the post-Closing Executive Committee of the Board of Directors of RHC in an amount deemed necessary to operate RHC and the Ottomanelli Corporations and to assist RHC in maintaining its present listing or reapplying for listing on the NASDAQ Stock Market. In the event that the post-Closing financing is not consummated within 180 days of the Closing Date, then the Shareholders shall have the option to purchase for $10.00, the trademark "Ottomanelli Cafe(R)" trade name from RHC for their use for any business purpose in accordance with the Trademark License Agreement. In order to secure the rights granted herein, the Shareholders shall be granted a security interest in and to the trade name as of the Closing Date.

     11. Miscellaneous.

     (a) Nature of Certain Obligations.

     (i) The covenants of each of the Shareholders in Section 2 (a) above concerning the sale of his or its Ottomanelli Corporations Capital Stock to RHC and the representations and warranties of each of the Shareholders in Section 3
(a) above concerning the transaction are several obligations. This means that the particular Shareholder making the representation, warranty, or covenant will be -solely responsible to the extent provided in Section 8 above for any Adverse Consequences RHC may suffer as a result of any breach thereof.

     (ii) The remainder of the representations, warranties, and covenants in this Agreement are joint and several obligations. This means that each Shareholder will be responsible to the extent provided in Section 8 above for the entirety of any Adverse Consequences RHC may suffer as a result of any breach thereof.

     (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of RHC and the Shareholders; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

     (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of RHC and the Shareholders.

     (f)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (g) Headings. The section headings contained in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

     (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to the Shareholders:                Copy to:

                  Nicolo Ottomanelli        Stuart Sieger, Esq.
                  1549 York Avenue          Salon Marrow & Dyckman LLP
                  New York, NY      10028   685 Third Avenue
                                            New York, NY 10017

     If to RHC:                             Copy to:

                  3 Stamford Landing        Goldstein & DiGioia, LLP
                  Suite 130                 369 Lexington Avenue
                  Stamford, CT 06902        New York, NY 10017
                  Attention: Stephan Stein  Attention: Brian C. Daughney

     Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by RHC and the Shareholders. No waiver by any Party of any default misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (1) Expenses. Each of the Parties, will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Shareholders agree that none of the Ottomanelli Corporations has borne or will bear any of the
Shareholders'  costs  and  expenses  (including  any of  their  legal  fees  and expenses) in connection with this Agreement or any of the transactions contemplated hereby. Notwithstanding the foregoing, the parties agree that (A) in the event the transactions contemplated herein are consummated, the accounting fees of KPMG Peat Marwick in preparing the Financial Statements shall be paid by RHC and (B) in the event the transactions contemplated herein are not consummated because the Financial Statements have a material adverse deviation from the previously delivered financial statements by more than 10% for amounts regarded as gross revenues or results of operations (excluding $750,000 with respect to a discontinued operation), then the Shareholders shall bear the entire cost of the Financial Statements. In the event the transactions are not consummated by RHC under Section 9(a) (ii) hereof, then RHC shall pay the entire costs of the Financial Statements. Notwithstanding the foregoing, if the transactions contemplated hereby are consummated, RHC agrees to pay up to $60,000 of the legal and accounting expenses increased by the Shareholders.

     (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     (n) Incorporation of Exhibits, Annexes, and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     (o) Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 10(p) below), in addition to any other remedy to which they may be entitled, at law or in equity.

     (p) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. In the event of suit under this Agreement, the prevailing party will be entitled to costs, including reasonable attorneys' fees.

                                    * * * * *

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                                         THE RATTLESNAKE HOLDING
                                            COMPANY, INC.


                                By:      /s/
                                         -----------------------------
                                         Name:
                                         Title:


                                         /s/Joseph Ottomanelli
                                          ----------------------------
                                         JOSEPH OTTOMANELLI


                                         /s/Niclolo Ottomanelli
                                         -----------------------------
                                         NICOLO OTTOMANELLI

OTTOMANELLI BROTHERS WEST, LTD.


By:      /s/
         ----------------------------
         Name:
         Title:

OTTOMANELLI'S CAFE FRANCHISING CORP.


By:      /s/
         ----------------------------
         Name:
         Title:

34TH ST. CAFE ASSOCIATES INC.


By:      /s/
         -----------------------------
         Name:
         Title:

GARDEN STATE CAFE CORP.


By:      /s/
         ----------------------------
         Name:
         Title: